UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 15, 2023
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2023, Greenidge Generation Holdings Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company failed to maintain a minimum Market Value of Publicly Held Shares of $15 million for the prior 30 consecutive trading day period, as set forth in Nasdaq Listing Rule 5450(b)(3)(C) (the “MVPHS Requirement”).

Pursuant to Nasdaq Listing Rule 5810(c)(3)(D), the Company has a compliance period of 180 calendar days, or until December 12, 2023, to regain compliance with the MVPHS Requirement. During this compliance period, the Company’s Class A common stock, par value $0.0001 (the “Common Stock”) will continue to be traded on the Nasdaq Global Select Market. To regain compliance with the MVPHS Requirement, the Company's MVPHS must close at or above $15 million for a minimum of ten consecutive business days at any time during the compliance period, unless Nasdaq exercises its discretion to extend the ten-day period pursuant to Nasdaq Rule 5810(c)(3)(H).

The Company’s receipt of the Notice does not affect the Company’s business operations at this time or its reporting obligations with the Securities and Exchange Commission.

The Company is actively exploring various alternatives to enable it to regain compliance with the MVPHS Requirement. If the Company does not regain compliance within the compliance period, of which there can be no assurances, including during any extensions that may be granted by Nasdaq based on any appeals by the Company, the Common Stock will be subject to delisting.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of June, 2023.

Greenidge Generation Holdings Inc.

By:	/s/ Robert Loughran
Name:	Robert Loughran
Title:	Chief Financial Officer